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                                                                   EXHIBIT 10.16

                                    AMENDMENT
                                       TO
                    DEVELOPMENT, SUPPLY AND LICENSE AGREEMENT


               THIS AMENDMENT TO DEVELOPMENT, SUPPLY AND LICENSE AGREEMENT (this "Amendment") is made and entered into as of this 22nd day of November, 2000 by and between GENERAL INSTRUMENT CORPORATION, a Delaware corporation with its principal place of business at 101 Tournament Drive, Horsham, Pennsylvania 19044 (formerly known as "NextLevel Systems, Inc." and now acting as the Broadband Communications Sector of Motorola, Inc.) ("Motorola") and BROADCOM CORPORATION, a California corporation with its principal place of business at 16215 Alton Parkway, Irvine, California 92618 ("Broadcom") with reference to the following facts and circumstances:

               A. Broadcom has agreed to develop and supply to Motorola, and Motorola has agreed to purchase from Broadcom, certain Broadcom Products pursuant to the terms and conditions set forth in the Development, Supply, and License Agreement dated September 20, 1997 (the "Initial Agreement") by and between Motorola and Broadcom. Pursuant to the Initial Agreement, among other things, Motorola has granted to Broadcom, and Broadcom has received from Motorola, a license under certain VLSI Technology to use, develop, manufacture and sell certain Broadcom Products in accordance with the terms of, and as more particularly set forth in, the Initial Agreement.

               B. Concurrently herewith, Broadcom and Motorola are entering into that certain Purchase Agreement with respect to the purchase by Motorola and supply by Broadcom of certain cable modem components (the "Cable Modem Component Purchase Agreement").

               C. In consideration for, among other things, the undertakings of Motorola in the Cable Modem Component Purchase Agreement, Broadcom and Motorola desire to amend the Initial Agreement in the manner set forth herein.

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound, the parties hereto hereby agree as follows:

1.      AMENDMENT.

        (a) The Initial Agreement is hereby amended to delete the 45% percentage requirements of Motorola for the Fourth Twelve Months from the Effective Date set forth in the last line of Section 7.1(a) of the Initial Agreement and in the second to last line of Section 7.3 of the Initial Agreement.

        (b) The address set forth for Motorola in Section 14.6 of the Initial Agreement shall be revised to read as follows:


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* Confidential treatment is requested for the redacted portion. Confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission

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      To Motorola:

      Motorola, Inc.
      101 Tournament Drive
      Horsham, Pennsylvania 19044
      Attention: [ ]*

      With a copy to:

      Motorola, Inc.
      101 Tournament Drive
      Horsham, Pennsylvania 19044
      Attention: [ ]*

2. GOVERNING LAW. This Amendment shall be governed by and construed under the laws of the State of California, without reference to conflict of laws principles.

3. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be considered an original, but all of which together will constitute one and the same instrument. One or more counterparts of this Amendment may be delivered by telecopier, with the intention that they shall have the same effect as an original counterpart thereof.

4. NO OTHER AMENDMENT. Except as amended hereby, the Initial Agreement shall remain in full force and effect, and all other terms and conditions of the Initial Agreement shall remain in full force and effect and are otherwise unmodified by this Amendment.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their representatives thereunto duly authorized as of the date first written above.

GENERAL INSTRUMENT CORPORATION            BROADCOM CORPORATION
acting as the Broadband
Communications Sector of
Motorola, Inc.

By:     /s/                               By:
        -----------------------------            -------------------------------
Name:                                     Name:
        -----------------------------            -------------------------------
Title:                                    Title:
        -----------------------------            -------------------------------

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* Confidential treatment is requested for the redacted portion. Confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission


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